Contact:	Randall V. Becker, Chief Financial Officer	Exhibit 99.1
The Commerce Insurance Company
(508) 949-4129

Commerce Insurance Files Personal Auto Rate Decrease With
More Than Two-Thirds of Customers Expected to Receive Lower Rates

Expects to Offer AAA Member Discount and Enhanced Coverage

FOR IMMEDIATE RELEASE

Webster, Massachusetts (November 19, 2007) ─The Commerce Insurance Company today announced that it has filed proposed rate decreases and additional coverages for personal automobile insurance policies. The new rates and coverages will take effect for policies issued April 1, 2008, and thereafter, if approved by the Massachusetts Commissioner of Insurance.

“We are confident that our proposal will provide our current and new policyholders with superior coverage at a competitive price,” said Gerald Fels, President and Chief Executive Officer of Commerce Insurance.

Commerce Insurance, which is proposing rate decreases across all rating territories, estimates that more than two-thirds of its policyholders will pay less for their automobile insurance, with some insureds seeing decreases of as much as 30% from the 2007 base rates. For example:

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Two long-term, multi-line customers living in Barnstable, each with extensive driving experience, and where each has a single, minor traffic violation, could save as much as 19.5% on a policy insuring two vehicles.

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Three long-term, multi-line customers living in Sturbridge, two with extensive driving experience and clean driving records, one an inexperienced driver with minor traffic violations, could save as much as 11.6% on a policy insuring three vehicles.

Note: These examples are illustrative only. Actual rates will vary depending upon numerous other factors.

Commerce Insurance’s rate filing also proposes several policyholder discounts and other benefits, including the following:

▪	Discounts for AAA members
▪	Loyalty discounts for customers who have maintained personal automobile coverage with the Company for three or more consecutive years

▪	Discounts for insureds who purchase a personal auto policy and who also maintain a property policy, whether homeowner, condominium, or renter’s policy, with the Company or the FAIR Plan
▪	Convenient payment plans offering affordable down payments, easy electronic payment options, and no installment fees when paying by electronic funds transfer (EFT)

In addition to the preferred pricing for AAA members, Commerce Insurance has filed a AAA Member Package endorsement that, if approved, will offer Massachusetts AAA members coverage enhancements at no additional charge.  The AAA Member Package endorsement, which is being introduced in conjunction with the new rates, includes:

▪	Replacement cost coverage for new vehicles
▪	Additional substitute transportation cost coverage
▪	Coverage for laptop, cellular telephone and personal belongings
▪	Additional bail bond coverage
▪	Pet injury coverage

Commerce Insurance offers its products exclusively through an extensive network of independent agents located throughout the state of Massachusetts. To locate an independent agent, who can provide you with more detailed coverage and pricing information, customers may visit the Commerce Insurance website at www.commerceinsurance.com and select Agent Locator.

About The Commerce Insurance Company

The Commerce Insurance Company, headquartered in Webster, Mass., is a member of The Commerce Group, Inc.  The Commerce Insurance Company is the leading insurer of Massachusetts personal automobile insurance with approximately 1.2 million vehicles insured and is rated A+ (Superior) by A.M. Best.  For more information about Commerce Insurance, visit www.commerceinsurance.com

Forward-Looking Statements

This press release may contain statements that are not historical fact and constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements also include any statement concerning the proposed MAPFRE merger including the expected timetable for completing the MAPFRE merger and the payment of dividends by us between now and the completion of the MAPFRE merger. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "estimates," "plans," "projects," "continuing," "ongoing," "expects," "may," "will," "could," "likely," "should," "management believes," "we believe," "we intend," and similar words or phrases. These statements may address, among other things, our strategy for growth, business development, regulatory approvals, market position, expenditures, financial results and reserves. Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. All forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this press release and in other reports recently filed with the SEC on Forms 10-K,10-Q and 8-K and in other documents filed with the SEC. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the ability of the Company to obtain shareholder approval of the MAPFRE merger and the possibility that the proposed MAPFRE merger will not close or that the closing will be delayed, and those factors that are more particularly described under the heading "Item 1A. Risk Factors" in our most recently filed Form 10-Q. Among the key factors that could cause actual results to differ materially from forward-looking statements are:

•	the possibility of severe weather, terrorism and other adverse catastrophic experiences;
•	adverse trends in claim severity or frequency and uncertainties in estimating property and casualty losses;
•	adverse state and federal regulations and legislation;
•	adverse judicial decisions;
•	adverse changes to the laws, regulations and rules governing the residual market system in Massachusetts;
•	premium rate making decisions for private passenger automobile policies in Massachusetts;
•	the implementation of managed competition and an Assigned Risk Plan in Massachusetts;
•	heightened competition, especially in Massachusetts if large national competitors enter the state in response to the proposed managed competition regulations;
•	potential rate filings;
•	our concentration of business within Massachusetts and within the personal automobile line of business;
•	market disruption in Massachusetts, if competitors exit the market or become insolvent;
•	fluctuations in interest rates and the performance of the financial markets in relation to the composition of our investment portfolio;
•	the cost and availability of reinsurance;
•	our ability to collect on reinsurance and the solvency of our reinsurers;
•	the effectiveness of our reinsurance strategies;
•	telecommunication and information system problems, including failures to implement information technology projects timely and within budget;
•	our ability to maintain favorable ratings from rating agencies, including A.M. Best, Fitch, Moody's and S&P;
•	our ability to attract and retain independent agents;
•	our ability to retain our affinity relationships with AAA clubs;

•	our dependence on a key third party service vendor for our automobile business in Massachusetts;
•	our dependence on our executive officers; and
•	the economic, market or regulatory conditions and risks associated with entry into new markets and diversification.

You should not place undue reliance on any forward-looking statement. The risk factors referred to above, as well as those set forth in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2006, and those set forth in Item 1.A. in our quarterly report filed on Form 10-Q for the quarter ended September 30, 2007, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement made by us or on our behalf. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Additional Information and Where to Find It
In connection with the proposed MAPFRE Merger, the Company will file a proxy statement and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMMERCE GROUP, INC. AND THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company on the SEC’s website at http://www.sec.gov. Free copies of the Company’s SEC filings are also available from The Commerce Group, Inc., 211 Main Street, Webster, Massachusetts, 01570 Attention: Investor Relations.

Participants in the Solicitation
The Company, MAPFRE and their respective executive officers and directors, may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Merger. Information regarding the executive officers and directors of the Company is set forth in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 17, 2007. Information about MAPFRE’s directors and executive officers is available from its 2006 Annual Report, which can be obtained for free from its website at www.mapfre.com and also is available in a Schedule 13D filed by MAPFRE S.A. with the SEC on November 8, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Merger.